UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2005

CHINA DIGITAL MEDIA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30212
(Commission File Number)

13-3422912
(I.R.S. Employer Identification No.)

2505-06, 25/F, Stelux House, 698 Prince Edward Road East,
Kowloon, Hong Kong
(Address of Principal Executive Offices) (Zip Code)

(011) 852-2390-8600
(Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K is filed by China Digital Media Corporation f/k/a Hairmax International, Inc., a Nevada corporation (the “Registrant”), in connection with the item set forth below.

Item 3.02 Unregistered Sales of Equity Securities

On December 29, 2005, the Registrant entered into a Shares Purchase Agreement with Manta Finance Limited, a limited liability corporation organized in Hong Kong SAR (“Manta Finance”), pursuant to which Manta Finance agreed to purchase 800,000 shares (the “Shares”) of the Registrant’s common stock in an offering that is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Regulation S. Manta Finance agreed to pay

US$1.25 per share for the Shares, or an aggregate of US$1.0 million. The proceeds of the offering will be used by the Registrant for working capital purposes. The Shares are not entitled to any registration rights, and there were no underwriting discounts or commissions paid in connection with the sale.

The facts relied upon by the Registrant for its claim of exemption from registration of the offering pursuant to Regulation S include the following: (1) Manta Finance is not a U.S. Person and is not acquiring the Shares for the account or for the benefit of any U.S. Person, and it is not a U.S. Person which purchased the Shares in a transaction that did not require registration under the Act; (2) Manta Finance has agreed to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; (3) Manta Finance has agreed not to engage in hedging transactions with regard to such Shares unless in compliance with the Act; (4) Manta Finance has consented to the certificate for the Shares to contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving the Shares may not be conducted unless in compliance with the Act; and (5) Manta Finance has acknowledged that Registrant has agreed to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

The Shares represent 2.6% of the Registrant’s outstanding shares of common stock as of September 30, 2005, after giving effect to their issuance.

The Registrant also reports that Manta Finance and China Digimedia Holdings Limited, a wholly owned subsidiary of the Registrant (“China Digimedia”), have entered into a Business Consultant Agreement, dated October 10, 2005, pursuant to which Manta Finance agreed to consult with the officers and employees of China Digimedia concerning matters relating to digital broadcasting technology development and digital broadcasting business strategies, which Agreement has a term of one year. Pursuant to the Agreement, Manta Finance is an independent contractor of China Digimedia, it is being paid at the rate of HK$10,000 per month in connection with its services, and it has agreed to treat information that is receives pursuant to the Agreement concerning the affairs of China Digimedia as confidential.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL MEDIA CORPORATION

By: /s/ Daniel Ng
      Daniel Ng
      President and CEO

Dated: January 4, 2006

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